Condor Hospitality Trust, Inc. Investor Presentation | March 2018 NYSE AMERICAN: CDOR Exhibit 99.1

Safe Harbor Statement All statements included in this presentation, other than statements of historical fact, are or may be deemed to be “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. In light of these uncertainties, the events anticipated by our forward-looking statements might not occur and we caution you not to place undue reliance on any of our forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in any forward-looking statements are discussed under the heading “Risk Factors” in our publicly available reports filed with the Securities and Exchange Commission. Investor Inquiries Jonathan J. Gantt Chief Financial Officer & Senior Vice President T: 301.861.3305 E: jgantt@trustcondor.com Cover Images Home2 Suites | Summerville-Charleston, SC

March 2018 Update

Condor is a Self-Administered Lodging REIT with a Differentiated Investment Strategy

Mission

Provide to our shareholders attractive total returns for the lodging sector through disciplined investment in high-quality select-service, limited-service, extended stay, and compact full-service hotels and intensive asset management to achieve enhanced results

18 Hotels / **10** States	**Bethesda, MD** Corporate Headquarters	**$121 M**(1) Equity Market Cap
2,215 Guestrooms	**4 years** Average Age(2)	**7.7%** Dividend Yield(1)

Hotels Located in Attractive, High-Growth Markets



3
2
Premium Portfolio [15]

Note: Legacy Assets not shown

High-Quality Marriott, Hilton, & IHG Select-Service Portfolio Assembled (3)



50%
45%
5%

Consistent RevPAR Outperformance(4,5)

FY 2017 | **2018 Forecast Guidance**



5.0%
3.0%
Condor
STR
4.5%
3.0%
2.7%
Condor
STR

Note: Please see our reconciliation of non-GAAP measures in Appendix C of this presentation

(1) Market capitalization and dividend yield based on closing share price of $10.19 on February 28, 2018 and annualized most recent quarterly dividend; market capitalization based on 11,838,382 common shares outstanding as of February 28, 2018
(2) Represents average age of Premium Portfolio hotels, which consists of our 15 new investment platform hotels, exclusive of our remaining three legacy assets
(3) Percent of FY2017 same-store Hotel EBITDA for Premium Portfolio (includes our 80% share of the Atlanta Aloft JV, operating results for certain hotels for periods prior to our ownership, and assumes that all hotels were owned as of the beginning of 2017)
(4) Smith Travel Research US lodging industry RevPAR growth as reported on Hotel News Now
(5) Condor's FY2017 same-property new investment platform RevPAR growth reflects the performance of hotels during the entire period, regardless of our ownership during the period. Results for the hotels for periods prior to our ownership were provided to us by prior owners and have not been adjusted. The performance metrics for the hotel acquired through our Atlanta JV reflect 100% of the operating results, including our interest and the interest of our partner. Condor FY2017 RevPAR growth excludes the Residence Inn Austin which was not open for the majority of FY2016 and thus comparable results are not applicable; however, this hotel is included in the 13-hotel Same-Store RevPAR growth guidance for FY2018

3

Condor Presents a Compelling Investment Opportunity Execution of Strategy Producing Outperformance [Slide 5] Continued execution of strategy with completion of stated objectives 2017 same-store RevPAR growth greater than peers and national average with 5.0% growth vs. STR’s 3.0% growth Hotel EBITDA margins for New Investment Platform hotels expanding Differentiated Investment Thesis [Slide 6] Exclusive focus on high-quality, newer select-service hotels Emphasis on premium brands: Marriott, Hilton, IHG, and Hyatt flags Primarily focused on top 100 MSAs, particularly MSAs 20 – 60 Proven Ability to Execute Acquisition Strategy [Slide 7-8] Closed ~$277 million since Oct 2015 representing 1,808 rooms Robust acquisition pipeline of over $300 million in target markets Clearly defined investment criteria resulting in high-quality portfolio Multiple 3rd Party Managers with attractive, non-captive agreements Highly Attractive Dividend Yield [Slide 9] Appealing annualized dividend representing a yield of 7.7%(1) Dividend yield provides solid return as Condor builds scale Dividend is well-covered, representing only ~70% AFFO payout ratio(2) Growth-Oriented, Scalable Platform [Slide 10] Platform and team in place to increase scale and portfolio size Healthy debt profile with capacity to support acquisitions Growth-oriented capital structure to support scaling of portfolio Management fully aligned with shareholders: CEO owns >$2M(3) Note: Please see our reconciliation of non-GAAP measures in Appendix C of this presentation Dividend yield based on closing share price of $10.19 on February 28, 2018 and annualized most recent quarterly dividend Earnings in 4Q17 per diluted share was $0.10; Coverage based on 4Q17 AFFO per diluted share of $0.28 Includes restricted stock grants; additionally the CEO has an incentive plan that grants in excess of $4 million based substantially upon increases in future stock price

Continued Execution of Stated Strategy Driving Outperformance

Successful Completion of Key Objectives

- ✓ Delivered 5.0% same-store RevPAR growth in 2017 for the Premium Portfolio hotels
- ✓ New Investment Platform including JV Hotel EBITDA Margins were 37% with a 340 bps increase year-over-year in 4Q17
- ✓ ~$168 million of high-quality, Marriott- and Hilton-branded assets acquired in 2017 and 2018
- ✓ Closed two legacy hotel sales since the start of 2018 with one additional asset under contract
- ✓ Closed $150M credit facility upsize in May 2017 with new banking partner, Bank of Montreal, contributing $50M
- ✓ Refinanced $25M of floating rate debt on three new investment platform hotels to an effective fixed rate of 4.44% for five year term

FY2017 Same-Store RevPAR Outperformed Peers and STR[1]



5.0%
0.5%
3.0%
Condor
Peers
STR

Differentiated, High-Quality Portfolio

Portfolio Average Age in Years[2]



4
20
Condor
Peers

Percentage of Keys by MSA Ranking[2]



20%
53%
27%
18%
30%
52%
60+
21-60
Top 20
Condor
Peers

Note: Please see our reconciliation of non-GAAP measures in Appendix C of this presentation

(1) Peer RevPAR growth is an average of a subset of our select-service public primary peers from company documents (see slide 9 for our primary peers); Smith Travel Research US lodging industry RevPAR growth as reported on Hotel News Now
(2) Average age and Percentage of Keys by MSA calculated from S&P Global Market Intelligence and company filings

5

Differentiated Investment Thesis Will Continue to Drive Outperformance

Expect Premium Select-Service in Secondary Lodging Markets to Drive Outsized Returns

Slower Supply Growth in Targeted Secondary Markets

- ~62% of new room supply concentrated in only the top 20 markets[1,2]
- 5.7% average room supply growth in the top 20 lodging markets as compared to only 4.0% in markets ranked 21-60 [1][2]
- Secondary markets substantially less affected by alternative lodging platforms like Airbnb

+

Strong Demand Growth for Premium Select-Service

- Upscale and upper-midscale chain scales forecasted to grow at compounded annual growth rates of 5.5% and 4.6%, respectively, through 2021[1]
- "Next generation" millennial travelers embracing lifestyle select-service brands such as Aloft and Home2 Suites

+

Minimal Competition Enables Accretive Valuations

- Less competition because peers focused on top 20 markets
- Select-service assets provide higher going-in cap rates and higher EBITDA margins resulting in (1) less volatility across cycles, (2) stable cash-on-cash yields and (3) less reliance on cap rate compression to drive investment returns

Closed / Under Contract Acquisitions Meet Well-Defined Investment Criteria

- Operates under leading premium franchise brands including Marriott, Hilton, Intercontinental, and Hyatt
- Top 100 MSAs with focus on 21-60 MSAs; Located in submarket sites with barriers to entry and reduced threat from new supply
- Multiple 3rd Party Managers with attractive, non-captive agreements
- Market exhibits favorable economic characteristics, specifically positive job and population growths
- Less than 10 years old or significantly renovated since 2012 to all current brand standards, which greatly minimizes required PIP investment
- Substantial time remaining on existing franchise license

(1) Source: CBRE Hotel's Americas Research, STR, Q4 2016
(2) Lodging markets ranked by CBRE as of Q4 2016

6

Proven Ability to Execute Acquisition Strategy with Robust Pipeline

Acquired / Under Contract

- ~$277 million acquired since October 2015 representing 1,808 rooms (1)

Pipeline

- Over $300 million of premium branded select-service assets under consideration, subject to capital availability, that represent the top four hotel franchises with an average age of less than 10 years

Assembling Highest-Quality Portfolio of Select-Service Assets in Secondary Markets



SpringHill Suites San Antonio, TX
Rooms: 116
Acquired: October 2015



Courtyard Jacksonville, FL
Rooms: 120
Acquired: October 2015



Hotel Indigo Atlanta, GA
Rooms: 142
Acquired: October 2015



Aloft Atlanta, GA
Rooms: 254
Acquired: August 2016



Aloft Leawood, KS
Rooms: 156
Acquired: December 2016



Home2 Suites Lexington, KY
Rooms: 103
Acquired: March 2017



Home2 Suites Round Rock, TX
Rooms: 91
Acquired: March 2017



Home2 Suites Tallahassee, FL
Rooms: 132
Acquired: March 2017



Home2 Suites Southaven, MS
Rooms: 105
Acquired: April 2017



Hampton Inn Lake Mary, FL
Rooms: 130
Acquired: June 2017



Fairfield Inn & Suites El Paso, TX
Rooms: 124
Acquired: August 2017



Residence Inn Austin, TX
Rooms: 120
Acquired: August 2017



TownePlace Suites Austin, TX
Rooms: 122
Acquired: January 2018



Home2 Suites Summerville, SC
Rooms: 93
Acquired: February 2018



Hilton Garden Inn Solomons, MD
Rooms: 100
Acquired: May 2012 (2)

(1) Excludes Hilton Garden Inn Solomons asset which was acquired under previous management team
(2) Acquired under previous management team

Note: See Appendix A for case studies

7

Third Party Management Agreements Closed / Under Contract Acquisitions Meet Well-Defined Investment Criteria Unlike many of our peers, Condor has no captive management company and all contracts are fully arms-length Our third-party management agreements include what we believe are attractive management terms: Typical structure is 3% base revenue fee with 2% incentive fee based on operating performance tied to unleveraged yield on investment Three-year term with two one-year extension options General termination rights include: Upon Sale of an Asset: 2x the monthly average TTM management fee prior to sale Upon Performance Failure: No termination fee Upon Arbitrary Decision of Condor: Termination fee equal to lesser of (a) 50% of TTM management fee; or (b) 50% of TTM average base fee times the number of months remaining in term Relationships with Multiple High-Quality Management Companies

Attractive Dividend Yield Among Highest in Public Company Lodging Industry

- 7.7% dividend yield provided solid returns as Condor added scale
- Dividend is well-covered, representing a ~70% payout ratio on 4Q17 AFFO per share(1)

Dividend Yield Very Attractive Compared to Peers and Index Averages(2)



8.7%
8.2%
7.7%
7.4%
7.3%
7.3%
7.1%
6.7%
6.7%
6.2%
5.6%
5.4%
5.2%
4.9%
4.6%
4.5%
1.4%
1.9%
4.8%
AHT
HPT
CDOR
AHP
LHO
CLDT
APLE
HT
RLJ
CHSP
XHR
HST
INN
DRH
RHP
PEB
SHO
S&P 500
RMZ
Condor Hospitality Trust
Primary Peers
Lodging Peers
Key Indices

Note: Please see our reconciliation of non-GAAP measures in Appendix C of this presentation

Source: S&P Global Market Intelligence, Bloomberg and company filings; Market data as of February 28, 2018

(1) Earnings in 4Q17 per diluted share was $0.10; Coverage based on 4Q17 AFFO per diluted share of $0.28

(2) Dividend yields are based on current dividend annualized

9

Growth-Oriented, Scalable Platform Poised to Create Shareholder Value Healthy Debt Profile with Low Weighted-Average Cost of Debt Share count and debt balances reflect February 28, 2018 values; debt balance is adjusted for the sale of the Comfort Suites in South Bend which occurred in March Excludes partner’s 20% interest in the Atlanta Aloft JV debt; includes IRSA convertible debt of $1.0M Cash balance as of December 31, 2017 Debt balances and LOC capacity as of February 28, 2018, adjusted for the sale of the Comfort Suites in South Bend which occurred in March; chart excludes IRSA convertible debt of $1.0M as well as partner’s 20% share of Atlanta Aloft JV debt Attractive Maturity Profile with Capacity to Support Growth ($M)(4) We believe we have the platform, management team, and G&A in place to dramatically increase scale Healthy debt profile with $150M credit facility which has the ability to increase to $400M contingent upon additional lender commitments Additional liquidity available via the capital recycling of two HFS legacy assets representing potential gross proceeds of approximately $12M Management fully aligned with shareholders: CEO purchased $0.75M of the 2017 $51M public offering increasing his shares purchased to $1.25M; with restricted stock grants his ownership exceeds $2M Additionally CEO’s incentive plan grants in excess of $4M based substantially upon increases in future stock price Enterprise Value Surpasses $300M Healthy Capital Structure to Support Scale

Appendix A | Case Studies

Case Study | Peachtree Portfolio Acquisition Atlanta ranks as the 9th largest MSA and benefits directly from a diversity of industries: tech, government, healthcare, and manufacturing ATL airport traffic has been consistent and is showing signs of growth Airport is slated for $1B in upgrades over the next 8 years, including a possible sixth runway to accommodate more air/cargo traffic New $100M Porsche plant and HQ is under construction nearby; AMZN plans for a 300ksf distribution center 3 miles from airport Courtyard Jacksonville Flagler Center is located close to several large demand generators: 1.4 million square foot Flagler Center Baptist Medical Center South Citi card processing headquarters Renovated its guestroom soft goods, updated its lobby restaurant, and painted its exterior from November 2013 – March 2014 Features one of the most up‐to‐date hotel products in the competitive lodging market Acquisition Date: 10/2/2015 Flag / Brand: Hotel Indigo / IHG Rooms: 142 Year Built: 2010 Last Renovation: N/A MSA Ranking: 9 FY17 ADR: $101.62 FY17 Occupancy: 73.9% FY17 RevPAR: $75.06 Acquisition Date: 10/2/2015 Flag / Brand: Courtyard / Marriott Rooms: 120 Year Built: 2007 Last Renovation: 2014 MSA Ranking: 40 FY17 ADR: $114.03 FY17 Occupancy: 74.4% FY17 RevPAR: $84.84 Hotel Indigo Atlanta | 1776 Harvard Avenue Courtyard Jacksonville | 14402 Old St. Augustine Rd. Located in the 7th largest city by population and the 24th largest MSA in the nation San Antonio economy benefits from a prime location near the Mexican border, Austin, Dallas and Houston Recent conversion to a SpringHill Suites dramatically improves occupancy and daily rates Nearby downtown and Riverwalk areas have benefitted from significant growth in new housing developments and will continue to expand Springhill Suites San Antonio | 524 S Saint Mary’s St. Acquisition Date: 10/1/2015 Flag / Brand: SpringHill Suites / Marriott Rooms: 116 Year Built: 1997 Last Renovation: 2014 MSA Ranking: 24 FY17 ADR: $128.61 FY17 Occupancy: 80.2% FY17 RevPAR: $103.19

Case Study | Individual Hotel Acquisitions Acquired for $170K per key, nearby select-service hotels have sold for >$225K per key, valuing the Aloft at $14M more than it was acquired for Excellent location, situated in downtown Atlanta within walking distance to major demand generators; New product after $25M renovation in 2014 Surrounded by diverse demand generators including Georgia World Congress Center, Centennial Olympic Park, and Georgia Aquarium Atlanta is paced to exceed its room night target, driven by significant convention business Among the newest product in Leawood / Overland Park, a submarket of Kansas City Excellent location in the Park Place Village development, surrounded by office park, residential, retail, and a convention center Walkable amenities in Park Place Village including fine dining, brewery, luxury retailers, and a movie theater Demand drivers by major businesses in the area including IBM, Samsung, Sprint, Eriksson, and Black and Veatch Aloft Downtown Atlanta | 300 Spring St. NW Aloft Leawood / Kansas City | 11620 Ash St. Acquisition Date: 8/22/2016 Flag / Brand: Aloft / Marriott Rooms: 254 Year Built: 1982 Last Renovation: 2014 MSA Ranking: 9 FY17 ADR: $137.60 FY17 Occupancy: 76.7% FY17 RevPAR: $105.49 Acquisition Date: 12/14/2016 Flag / Brand: Aloft / Marriott Rooms: 156 Year Built: 2009 Last Renovation: NA MSA Ranking: 30 FY17 ADR: $126.94 FY17 Occupancy: 81.2% FY17 RevPAR: $103.05 Hampton Inn & Suites Lake Mary | 850 Village Oak Ln. Acquisition Date: 6/19/2017 Flag / Brand: Hampton Inn / Hilton Rooms: 130 Year Built: 2003 Last Renovation: 2016 MSA Ranking: 23 FY17 ADR: $122.91 FY17 Occupancy: 84.5% FY17 RevPAR: $103.87 Recent renovation included all guestrooms and public spaces Located within Colonial Townpark, a mixed-use development with 825k sf of class A office, a 450-unit apartment complex, retail, and a 12-screen movie theatre Demand drivers include AIG, Symantec, Wells Fargo, AT&T, AAA, Verizon, Convergys, Chase, Digital Risk and Fiserv Lake Mary is a major commerce hub with a $13.4 billion technology industry employing 53,000 people

Case Study | Vista Portfolio Acquisition Located in Florida’s state capitol with diverse demand generators Diverse and substantial demand generators include: the IRS, Florida State University, Florida A&M, Tallahassee Memorial Healthcare, Capital Regional Medical Center, AT&T, and multiple state agency headquarters Centered in a mixed-use development featuring major food/retail outlets and is three miles from FSU’s football stadium Home2 Suites Tallahassee | 219 S. Magnolia Drive Acquisition Date: 3/24/2017 Flag / Brand: Home2 Suites / Hilton Rooms: 132 Year Built: 2015 MSA Ranking: 140 FY17 ADR: $125.71 FY17 Occupancy: 81.5% FY17 RevPAR: $102.42 Located in the NW corner of MS, Southaven has experienced a 40% increase in population over the last ten years and boasts the state’s highest median income Demand generators include Baptist Memorial Hospital, AutoZone, FedEx, Future Electronics, Siemens, and Terex Distribution Southaven location off I-55 allows for quick access to downtown Memphis, Graceland, and Memphis International Airport Home2 Suites Southaven | 6750 Southcrest Pkwy Acquisition Date: 4/14/2017 Flag / Brand: Home2 Suites / Hilton Rooms: 105 Year Built: 2013 MSA Ranking: 42 FY17 ADR: $115.25 FY17 Occupancy: 90.4% FY17 RevPAR: $104.18 Located just off State Highway 27, the main north-south connector between downtown Lexington and the Beltway Major demand generators include the University of Kentucky (~30,000 students) and regional medical centers (~1,000 hospital beds), including UK Medical Center and Saint Joseph’s Healthcare, and various horseracing venues including Keeneland Race Track The University of Kentucky has invested $2B in new facilities in the past five years with $4B more planned Home2 Suites Lexington | 126 E. Lowry Lane Acquisition Date: 3/24/2017 Flag / Brand: Home2 Suites / Hilton Rooms: 103 Year Built: 2015 MSA Ranking: 106 FY17 ADR: $114.67 FY17 Occupancy: 82.7% FY17 RevPAR: $94.84 Located within La Frontera, a large, master-planned center with multi-tenant offices, 1M SF of retail, three apartment buildings, and a medical rehab hospital Primary demand generators include: Wayne Fueling Systems, Emerson Processing Center, Old Settlers Park, Farmers Insurance, Thermo Fisher Scientific, and Houghton Mifflin Harcourt building with 100K SF of class A office space Home2 Suites Round Rock | 1000 W. Louis Henna Blvd. Acquisition Date: 3/24/2017 Flag / Brand: Home2 Suites / Hilton Rooms: 91 Year Built: 2015 MSA Ranking: 31 FY17 ADR: $118.31 FY17 Occupancy: 83.2% FY17 RevPAR: $98.41

Case Study | Bedford Portfolio Acquisition El Paso area is home to 70 Fortune 500 companies making the region the 4th-largest manufacturing center on the continent; diverse demand generators include Western Refining, Exxon Mobil, Eureka, Leviton, Hoover, Boeing, and Delphi Adjacent to the El Paso International Airport, a gateway to West Texas, New Mexico, and Northern Mexico, serving 2.8 million passengers per year via five airlines El Paso is considered the medical hub of West Texas and Southern New Mexico with numerous medical centers As a percentage, Austin grew faster than all other large metros in the U.S. during 4 of the past 5 according to the U.S. Census Bureau; major demand generators include State Capitol business, SXSW film/music/tech festival, Austin City Limits music festival, Circuit of the Americas, and University of Texas among others Austin has received 465 corporate relocations since 2004 and boasts a booming tech job base ABIA is one of the country’s fastest growing airports. From 2012 to 2016, total passengers at the airport increased 32% to 12.4 million Fairfield Inn & Suites El Paso Airport | 6611 Edgemere Blvd. Residence Inn Austin Airport | 3201 Caseybridge Ct. Acquisition Date: 8/31/2017 Flag / Brand: Fairfield Inn & Suites / Marriott Rooms: 124 Year Built: 2011 Last Renovation: NA MSA Ranking: 68 FY17 ADR: $104.49 FY17 Occupancy: 72.3% FY17 RevPAR: $75.51 Acquisition Date: 8/31/2017 Flag / Brand: Residence Inn / Marriott Rooms: 120 Year Built: 2016 Last Renovation: NA MSA Ranking: 31 FY17 ADR: $132.12 FY17 Occupancy: 76.0% FY17 RevPAR: $100.43 TownePlace Suites Austin North Tech Ridge | 12427 Tech Ridge Blvd. Acquisition Date: 1/18/2018 Flag / Brand: TownePlace Suites / Marriott Rooms: 122 Year Built: 2017 Last Renovation: NA MSA Ranking: 31 FY17 ADR: $116.57 FY17 Occupancy: 68.3% FY17 RevPAR: $79.56 Located in Austin’s burgeoning Tech Ridge region, the home to Austin’s premier tech campuses Since 2015, over 1.7 million SF of Class A office has been delivered within a five-miles radius of the Property. The area continues to attract notable firms such as Dell, Samsung, General Motors, and Charles Schwab Newest hotel in the competitive set. Additionally, the TownePlace Suites brand benefits from its Marriott affiliation, averaging 110% RevPAR penetration across its North American portfolio

Case Study | Home2 Suites Summerville, South Carolina Home2 Suites by Hilton – Summerville, SC | 221 Holiday Dr. Acquisition Date: 2/21/2018 Flag / Brand: Home2 Suites / Hilton Rooms: 93 Year Built: 2017 Last Renovation: NA MSA Ranking: 74 FY17 ADR: Opened July 2017 FY17 Occupancy: Opened July 2017 FY17 RevPAR: Opened July 2017 Charleston is the 74th largest MSA in the United States and has seen dramatic growth over the past five years as a result of corporate relocations and a rapidly growing population Volvo is investing $1 billion to build its first U.S plant along Interstate 26 between Summerville and Ridgeville The mixed-use Nexton community, a 4,500-acre swath of land at the northwest junction of Interstate 26 and U.S. Highway 17A near the hotel, will one day house 7,000 single-family homes, 6 million square feet of commercial space, and a medical center

Appendix B | Asset List

Condor Portfolio Owned 80% by Condor HFS indicates the asset is currently marketed for sale. These classifications are current as announced in the earnings release dated March 19, 2018.

Current Portfolio Distribution by Market and Flag Represents FY2017 proforma hotel EBITDA as if we had owned all new investment platform hotels for the entire period; only our share of the Atlanta Aloft is included in the Hotel EBITDA percentages

Appendix C | Non-GAAP Reconciliation

Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”) We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net earnings or loss computed in accordance with GAAP, excluding gains or losses from sales of real estate assets, impairment, and the depreciation and amortization of real estate assets. FFO is calculated both for the Company in total and as FFO attributable to common shares and partnership units, which is FFO reduced by preferred stock dividends. AFFO is FFO attributable to common shares and partnership units adjusted to exclude items we do not believe are representative of the results from our core operations, including non-cash gains or losses on derivatives and convertible debt, stock-based compensation expense, amortization of certain fees, losses on debt extinguishment, and in-kind dividends above stated rates, and cash charges for acquisition and equity transaction costs. All REITs do not calculate FFO and AFFO in the same manner; therefore, our calculation may not be the same as the calculation of FFO and AFFO for similar REITs. We consider FFO to be a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a meaningful indication of our performance. We believe that AFFO provides useful supplemental information to investors regarding our ongoing operating performance that, when considered with net income and FFO, is beneficial to an investor’s understanding of our operating performance. We present FFO and AFFO per common share and partnership unit because our partnership units are redeemable for common shares. We believe it is meaningful for the investor to understand FFO and AFFO applicable to common shares and partnership units.

Non-GAAP Reconciliation: Condor Hospitality Trust, Inc. FFO and AFFO The following table reconciles net earnings to FFO and AFFO for the three months and years ended December 31, 2017 and 2016 (in thousands). All amounts presented include both continuing and discontinued operations as well as our portion of the results of our unconsolidated Atlanta joint venture, the Atlanta Aloft JV, of which we own 80%.

Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”), Adjusted EBITDA, and Hotel EBITDA We calculate EBITDA and Adjusted EBITDA by adding back to net earnings or loss certain non-operating expenses and certain non-cash charges that are based on historical cost accounting that we believe may be of limited significance in evaluating current performance. We believe these adjustments can help eliminate the accounting effects of depreciation and amortization and financing decisions and facilitate comparisons of core operating profitability between periods. In calculating EBITDA, we add back to net earnings or loss interest expense, loss on debt extinguishment, income tax expense, and depreciation and amortization expense. In calculating Adjusted EBITDA, we adjust EBITDA to add back net gain/loss on disposition of assets, acquisition and terminated transactions expense, and equity transactions expense, which are cash charges. We also add back impairment, stock –based compensation expense, and gain/loss on derivatives and convertible debt, which are non-cash charges. EBITDA and Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies. We believe EBITDA and Adjusted EBITDA to be useful additional measures of our operating performance, excluding the impact of our capital structure (primarily interest expense), our asset base (primarily depreciation and amortization expense), and other items we do not believe are representative of the results from our core operations. The Company further excludes general and administrative expenses, other non-operating income or expense, and certain hotel and property operations expenses that are not allocated to individual properties in assessing hotel performance (primarily certain general liability and other insurance costs, land lease costs, and office and banking fees) from Adjusted EBITDA to calculate Hotel EBITDA. Hotel EBITDA, as presented, may not be comparable to similarly titled measures of other companies. Hotel EBITDA is intended to isolate property level operational performance over which the Company’s hotel operators have direct control. We believe Hotel EBITDA is helpful to investors as it better communicates the comparability of our hotels’ operating results for all of the Company’s hotel properties and is used by management to measure the performance of the Company’s hotels and the effectiveness of the operators of the hotels.

Non-GAAP Reconciliation: Condor Hospitality Trust, Inc. EBITDA, Adjusted EBITDA, and Hotel EBITDA The following table reconciles net earnings to EBITDA, Adjusted EBITDA, and Hotel EBITDA for the three months and years ended December 31, 2017 and 2016 (in thousands). All amounts presented include both continuing and discontinued operations as well as our portion of the results of our unconsolidated Atlanta Aloft JV.

Non-GAAP Reconciliation: Condor Hospitality Trust, Inc. EBITDA, Adjusted EBITDA, and Hotel EBITDA The following tables present our same-store revenue, Hotel EBITDA, and Hotel EBITDA margin broken down by property type for the three months and years ended December 31, 2017 and 2016 (in thousands) and reconcile these same-store measures to total revenue and Hotel EBITDA as presented above. Same-store results include all our hotels owned at December 31, 2017, with the exception of the Residence Inn Austin which was opened on August 3, 2016 (no prior period results available) and reflect the performance of these hotels during the entire period, regardless of our ownership during the period presented. Results for the hotels for periods prior to our ownership were provided to us by prior owners and have not been adjusted by us or audited or reviewed by our independent auditors. All amounts presented include both continuing and discontinued operations as well as our portion of the results of our unconsolidated Atlanta Aloft JV. Results for periods prior to the Company’s ownership have not been included in the Company’s actual consolidated financial statements and are included here only for comparison purposes. Note: The HFU and HFS categories reflect the classification of these hotels as of December 31, 2017 New investment platform $ 5,075 $ 4,493 $ 21,175 $ 19,861 Hotel EBITDA earned on Residence Inn Austin including amounts prior to ownership 391 - 1,764 - New investment platform Hotel EBITDA (13 Hotels) $ 5,466 $ 4,493 $ 22,939 $ 19,861 Marriott $ 11,555 50% Hilton 10,323 45% IHG 1,062 5% Total Hotel EBITDA - Including Residence Inn Austin (13 Hotels) $ 22,939 100% New Investment Platform Hotel EBITDA - Same-Store by Type Three months ended Year ended December 31, December 31, New Investment Platform Hotel EBITDA - Same-Store by Brand 2017 2016 2017 2016 2017 % by Brand Year ended December 31,

Condor Hospitality Trust, Inc. Operating Performance Metrics The following tables present our same-store occupancy, Average Daily Rate (“ADR”), and RevPAR for all our hotels owned at December 31, 2017, with the exception of the Austin Residence Inn, which was opened on August 3, 2016 (no prior period results available). Same-store occupancy, ADR, and RevPAR reflect the performance of hotels during the entire period, regardless of our ownership during the period presented. Results for the hotels for periods prior to our ownership were provided to us by prior owners and have not been adjusted by us or audited or reviewed by our independent auditors. The performance metrics for the hotel acquired through 80% ownership of the Atlanta Aloft JV, also presented below, reflect 100% of the operating results of the property, including our interest and the interest of our partner. Note: The HFU and HFS categories reflect the classification of these hotels as of December 31, 2017 Excluded from the Total new investment platform calculation because the hotel was not operational for the entirety of the twelve months ended December 31, 2016 (1)